Exhibit 99.1

HomeBanc Corp.

JPMorgan Small Cap Conference

February 16, 2006

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING

STATEMENTS

Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include statements regarding the Company’s expectations about dividends and GAAP income or losses in future periods; REIT taxable income; total industry mortgage originations for 2005, and growth in the Company’s portfolio of retained mortgage loans; expectations of our ability to achieve improved funding costs and increase leverage for our portfolio; and the Company’s ability to achieve continued success in execution of our strategy. Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks of changes in interest rates and the yield curve on our mortgage loan production, our product mix and our interest sensitive assets and liabilities; mortgage loan prepayment assumptions and estimated lives of loans; the risk that loan applications may not be indicative of loan origination volume realized in the future due to fallout from applicants not completing the application process or not closing a loan; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided to buyers of mortgage loans sold; risks related to the Company’s execution of its new business strategy and its ability to meet the requirements for operation as a REIT; the failure of assumptions underlying the establishment of reserves for loan and contingency losses and other estimates including estimates about loan prepayment rates, and the estimates and assumptions utilized in our hedging strategy; the execution of the Company’s phase II objectives; risks inherent in the application of our accounting policies as described in the footnotes to financial statements included in our filings with the SEC; and the other risks described in the Company’s SEC reports and filings under “Special cautionary notice regarding forward-looking statements” and “Risk factors.” You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this presentation, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

2

HomeBanc Corp.

Patrick S. Flood

Chairman and CEO

3

Investment Highlights

Established retail originator and lender of prime quality residential mortgage loans

21 year history of originating mortgages in attractive Southeast markets

Distinguished people and service systems designed to attract highest quality employees and contribute to overall customer satisfaction

100% retail origination strategy through HomeBanc stores and alliances with Realtors and builders

Long term focus on providing mortgages for home buyers – “purchase mortgage” originations less volatile than refinances

Consistent asset generation, strong credit quality, stable net interest margin

4

21 Year Growth Story

A track record of successful growth

Home Federal Savings & Loan Changes It’s

Name To

HomeBanc Federal Savings

Production- $500M

Production- $1.0B

Associates-275

Production- $2.6B

Customer Service Guarantee

HomeBanc Management Leads $60M Buyout Of Company

Opened Jacksonville, FL & Charlotte, NC

Markets Expand Alliance Program into FL & NC

Production—$5.0B Associates—854

#39 FORTUNE

Magazine

Initial Public Offering $289 Million IPO

Follow-on Offering $100 Million Follow-on Offering $6.2 Billion in Securitizations Since IPO

1985 1992 1993 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Atlanta’s No. 1 Mortgage lender

HomeBanc Acquired By 1st Tennessee

Production- $1.5B

No.1 Atlanta/North GA & Fastest Growing In Florida

Production- $4.1B

Associates-699 Launched Alliance Strategy Implemented Interim Servicing Infrastructure

Production—$5.9B Associates – 1180

Commence Servicing Retention

Production—$5.6B REIT Portfolio—$2.9B

Associates – 1262

#20 FORTUNE

Magazine

Production—$6.4B REIT Portfolio—$5.6B

Associates – 1317

#14 FORTUNE

Magazine

5

HomeBanc’s Strategy

To enrich and fulfill lives by serving each other, our customers, communities and shareholders… as we support the dream of home ownership.

Profitability

Purchase

Product

Process

People

Associate Satisfaction + Customer Satisfaction + Market Share = Financial Performance

6

People

Continuous Investment In Human Capital

Purchase Mortgage Origination Productivity

Avg. sales per loan officer ($M) 20031 20041

HomeBanc $9.5 $10.6

Large lender $7.4 $7.8

Mortgage industry $5.8 $4.4

Mega lender $4.5 $4.9

Mortgage Originator’s Top Rookie Originators

Rookies ranked in top 75/45 2002 2003 2004

HomeBanc 13 14 13

A. Anderson Scott 9 0 0

Mortgage Master 4 10 0

SunTrust 0 5 0

Companies with 3 or less 49 46 32

Total 75 75 45

1	Source: Mortgage Originator, MBA/Stratmore Peer Group, Company information

HomeBanc’s people systems produce tangible results

Dedicated to hiring, training, and developing high quality people; focused on organic growth

Industry leading purchase mortgage origination productivity – loan officers

Industry leading top origination productivity—new loan officers (“rookies”)

7

People

Recognition As An Employer Of Choice

Bronze “Learning in Practice” Award

SHRM Grand Prize Winner

HomeBanc #14

#2 A+ Employer for 2005 by the Atlanta Business Chronicle

8

Process

Consultative Selling / Customer Service Dedication

HomeBanc provides customers with a Customer Service Guarantee…

Redemptions as a % of total loans

1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

2000 2001 2002 2003 2004 2005

1.00%

0.54%

0.43%

0.74%

0.41%

0.21%

… and closely tracks Loan Closing Satisfaction results

Loan Closing Satisfaction Survey – “Top Box”

2005 2004 Change

79% 77% 2%

2005 response rate—78%

Source: HomeBanc Internal Reporting, MBAA, Mortgage Financial Forecast as of January 10, 2006, SEC filings

Consultative Selling Approach

Highly trained sales force

Point-of-sale technology: Loan Advisor Tailor product solutions Diversified product set

2005 Origination Breakdown

Consultative selling and purchase mortgage focus contributes to higher proportion of ARM originations

HMB

FRM 31%

FRM 69%

Industry (est.)

ARM 69%

ARM 31%

Purchase

Lower Volatility of Purchase Mortgages

Industry originations ($ billions)

Refinance Purchase $4,000 $3,000 $2,000 $1,000 $0

1985 1986 1987 1988 1989 1990

1991 1992 1993 1994 1995 1996 1997 1998 1999

2000 2001 2002 2003 2004 2005E

Source: MBAA, Mortgage Financial Forecast as of January 10, 2006

Purchase money mortgage originations are less interest rate sensitive Historical CAGR = 9.6%

Interest rate cycles generate more volatility in mortgage refinancing volume – results in volatility in the overall mortgage market

Purchase

Focused on Attractive Markets in the Southeast

Tennessee:

Nashville (Targeted)

Georgia:

Presence in Atlanta since 1985

Washington, D.C. (Targeted)

North Carolina:

Charlotte (2003) Raleigh (2004)

South Carolina:

Greenville (Targeted)

Central Florida:

Orlando (1994) Tampa (1999) Jacksonville (2003) Sarasota (2004) Destin (Targeted)

Focused on growth markets with strong purchase mortgage potential and demographics

South Florida:

N. Broward County (1992) S. Broward County (1996) W. Palm Beach (1997) Miami (2001) Naples/Ft. Myers (2004)

Current Targeted

Purchase

Strategic Marketing Alliances

In the right place… “Store-in-Store”

Relationships with Realtors and builders puts HomeBanc next to the customer as they are making the home buying decision

Purchase

Focused Purchase Growth Strategy

Emphasis on purchase originations results in faster purchase growth and less volatile originations

2005

HomeBanc

Refi 26%

Purchase 74%

Industry (est.)

Refi 47%

Purchase 53%

HomeBanc purchase originations ($millions) $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

CAGR = 21.7%

Industry purchase originations ($billions) $2,000 $1,600 $1,200 $800 $400 $0

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E

Source: HomeBanc Internal Reporting, MBAA, Mortgage Financial Forecast as of January 10, 2006, SEC filings

CAGR = 11.4%

Performance Since IPO

REIT Investment Portfolio Growth $ in billions $6.0 $4.0 $2.0 $0.0

Compound Qtrly Growth Rate 22.9%

$2.0 $2.9 $3.7 $4.4 $5.1 $5.6

9/30/04

12/31/04

3/31/05

6/30/05

9/30/05

12/31/05

Dividend Per Share Growth $0.40 $0.30 $0.20 $0.10 $0.00

9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 $0.12¹ $0.17¹ $0.19² $0.23² $0.25³ $0.28³

Compound Qtrly Growth Rate =18.5%

(1)	Based on actual shares outstanding of 45.5 million (2) Based on actual shares outstanding of 56.4 million
(3)	Based on actual shares outstanding of 56.6 million, paid 1/27/2006

HomeBanc Corp.

Kevin D. Race

President, COO and CFO

Benefits of a REIT Structure

REIT structure wrapped around HomeBanc’s origination platform provides exceptional growth and yield for investors

Growth capital

Product innovation

Retain customer relationship

Highly efficient tax structure

More stable earnings stream

Matched funding

Low risk asset profile

Profitability

HomeBanc Operating Model


HomeBanc Corp.
(REIT)
Retain selected ARMs
(LIBOR, hybrid)
Servicing retained
$
Loan
Borrowers
$
Loan
HomeBanc Mortgage
(Taxable REIT
Subsidiary)
$
Loan
Third party
investors
Sell fixed-rate loans
Servicing released

HomeBanc retains adjustable rate, prime loans

17

HOMEBANC CORP.

Profitability

Gain on Sale vs. REIT Portfolio

Gain on sale (GOS) model results in one-time earnings event

New REIT structure generates ROA of 3X GOS earnings over time

Net interest income becomes dominant source of HMB earnings as the loan portfolio grows

REIT earnings provide basis for dividend payments over time

Gain on sale vs. Portfolio net interest income

175 150 125 100 75 50 25 0

Year 1 Year 2 Year 3 Year 4 Year 5 Year 6

GOS

Net Interest Income

Business model – economic comparison

Gain on Sale Portfolio

Gain on sale 1.60% 0.00%

Loan fees 1.10 1.10

Net interest margin 0.20 1.30

Revenues 2.90% 2.40%

Direct costs 2.05% 2.05%

G+A 0.45 0.55

REIT NA 0.10

Expenses (2.50) (2.70)

Net gain at origination 0.40% (0.30%)

Present value of NIM1 NA 3.80

Net present value 0.40% 3.50%

Note: Figures not actual, projected for illustration purposes only.

1	10% discount rate

Profitability

Funding Strategy Built To Minimize Risk

TRS

(Taxable REIT Subsidiary)

Assets originated

Short-term funding $500MM Syndicated warehouse facility

Sold to third parties

REIT

(Real Estate Investment Trust)

Intermediate funding $800MM Aggregation facilities

95-98%

2-5%

Term securitization

Retained by HMB; Funded w/ equity

Matched-funded

Matched-rate

On-balance sheet $6.2B of securitizations since IPO

Profitability

Execution In The Securitization Market

Portfolio Funding Model

Assets 100%

Loan Portfolio LIBOR + 1.0 to 3.5%

Equity 2 to 5%

Common stock

Liabilities 95 to 98%

MBS LIBOR

+ 0.40 to 0.60%1

1	Includes impact of hedging

Weighted Average Financing Cost (Spread to LIBOR)

0.6% 0.5% 0.4% 0.3% 0.2% 0.1% 0.0%

2004-1 2004-2 2005-1 2005-2² 2005-3 2005-4 2005-5

0.49%

0.45%

0.31%

0.31%

0.27%

0.29%

0.28%

Over 80% of portfolio permanently funded through $6.2 billion of securitizations

Weighted average financing cost of LIBOR plus 0.35% over seven transactions

Average equity retained of 2.2%

2 Series 2005-2 only included second-lien mortgage loans, whereas the other series included virtually only first-lien mortgage loans

Product

Interest Rate Risk Management

REIT loans (gross) as at 12/31/05

14.8% 6 mo. LIBOR

ARM

47.4% 5/6 Hybrid ARM

11.3% 3/6 Hybrid ARM

14.0% 7/6 Hybrid ARM

6.4% 1 mo. LIBOR

ARM

6.1% Other

Balance at 12/31/05: $5,453mm Estimated annualized yield: 5.45%1

Source: SEC filings

1	For 3 months ending 9/30/2005

HMB originates a higher proportion of ARMs through its 100% retail network (over 2x the industry average in 2005)

Retaining only ARM loans in portfolio facilitates interest rate risk management – match fund loans using term floating rate securitizations

Profitability

Stability Of Net Interest Margin

As of September 30, 2005

$ in thousands Average

Balance Revenue/

(Expense) Estimated

Annualized

Rate/Yield

Three months ended Sept. 30, 2005

Mortgage loans $5,044,886 69,328 5.45%

Borrowings to finance mortgage loans 4,999,427 (50,790) (4.03)

Impact of derivative financial instruments 288 0.02

Net interest margin $18,826 1.48%

Nine months ended Sept. 30, 2005

Mortgage loans $4,313,053 $168,231 5.21%

Borrowings to finance mortgage loans 4,209,604 (117,700) (3.74)

Impact of derivative financial instruments (3,849) (0.12)

Net interest margin $46,682 1.45%

Source: 10Q 9/30/2005

REIT loans (gross) as at 12/31/05

Product

Credit Risk Management

FICO

44% 650 to 725

36% 725 to 775

Weighted average: 730

2% < 650

18% > 775

Geography

53% FL

41% GA

5% NC

1% Other

Source: SEC filings

LTV

65% 70 to 80%

12% < 70%

23% > 80%

Weighted average: 80%

90+ Day Delinquency (by units)

1.00% 0.50% 0.00%

Mar ‘05 Jun ‘05 Sep ‘05

0.04%

0.07%

0.07%

Profitability

Q4 2005 and 2005 statistics and guidance

2005 mortgage loan volume of $6.4 billion

Q4 2005 mortgage loan volume of $1.5 billion

Total REIT (HMB) portfolio at December 31, 2005 of $5.6 billion

Guidance: Estimated REIT taxable earnings per share of $0.27 to $0.29 for Q4 2005 based on an estimated 56.6 million shares outstanding

Guidance: Estimated consolidated GAAP net income of $0.00 to $0.02 per share for Q4 2005 based on approximately 58 million fully diluted common shares

Investment Highlights

Established retail originator and lender of prime quality residential mortgage loans

21 year history of originating mortgages in attractive Southeast markets

Long term focus on providing mortgages for home buyers –“purchase mortgage” originations less volatile than refinances

100% retail origination strategy through HomeBanc stores and alliances with Realtors and builders

Distinguished people and service systems designed to attract highest quality employees and contribute to overall customer satisfaction

Consistent asset generation, strong credit quality, stable net interest margin